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                                                                    EXHIBIT 10.2

                             INCENTIVE STOCK OPTION
                               (NON-TRANSFERABLE)

                                   VALLEY BANK

For value received, Valley Bank, a Nevada state-chartered bank (the "Bank") hereby grants to _____________________ (the "Holder"), subject to the terms and conditions hereinafter set forth, an option ("Option") to purchase ________ shares of the common stock of the Bank (the "Shares"). This Option is granted pursuant to the Bank's Employee Stock Option Plan, the terms and conditions of which are incorporated by this reference.

1.    TERM AND EXERCISE

      1.1 Term. This Option shall have a term of ten (10) years after the date of grant, which is December 8, 1999 (the "Grant Date").

      1.2   Vesting Schedule. This Option will be 100% vested at the end of four
            (4) years based on the following vesting schedule: 20% will vest on January 26, 2000 (i.e., the date on which the Bank's shareholders approve the Employee Stock Option Plan), and 20% will vest on each of the first, second, third and fourth anniversaries of the Grant Date.

      1.3 Exercise. The Holder shall exercise this Option, if at all, by tendering a notice in writing at the offices of Valley Bank, Henderson, Nevada, specifying the number of shares to be purchased, together with a certified check in favor of the Bank in an amount equal to the full purchase price of the number of Shares so specified.

      1.4 Issuance of Shares. Within ten (10) business days following the exercise of this Option by the Holder as provided in Section 1.3, the Bank shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares. The Bank covenants and agrees at all times to reserve and hold available a number of shares of the authorized but unissued common stock of the Bank which is equal to or greater than the number of shares of common stock issuable upon the exercise of this Option.

2. OPTION PRICE. The option price at which the Shares may be purchased upon the exercise of this Option (the "Option Price") shall be $11 per share

3. NON-TRANSFERABILITY. The Holder will not pledge, hypothecate, sell or otherwise transfer or encumber this Option.

4. NOTICES. Any notice, offer, acceptance, demand, request, consent or other communication required or permitted under this Option must be in writing and will be deemed to have been duly given or made either (1) when delivered personally to the party to whom it is directed (or any officer or agent of such party), or (2) three days after being deposited in the United States; mail, certified or registered, postage prepaid, return receipt requested and properly addressed to the party to whom it is directed. A communication will be deemed to be properly addressed of sent to a party at the address provided below:

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            If to the Bank:

                  Valley Bank
                  370 N. Stephanie St.
                  Henderson, Nevada 89014
                  Attention: Chairman, Compensation Committee

                  with a copy to:

                  Stephen M. Klein, Esq.
                  Graham & Dunn, P.C.
                  1420 Fifth Avenue, 33rd Floor
                  Seattle, WA 98101-2390

            If to the Holder:
                  ________________________
                  ________________________
                  ________________________

5. GOVERNING LAW. This Option will be governed by and construed and enforced in accordance with the laws of the State of Nevada.

6. SUCCESSORS AND ASSIGNS. All of the provisions of this Option will bind the Bank, its successors and assigns, the Holder, and the Holder's heirs, personal representatives and guardians.

IN WITNESS OF THE PARTIES' AGREEMENT, Valley Bank has caused this Option to be executed in its corporate name by its duly appointed and authorized officer, as of this ____ day of January, 2000.

                                         VALLEY BANK

                                         _______________________________________
                                         By:
                                         Title:

                                         ATTEST:

                                         _______________________________________
                                         By:____________________________________
                                         Title:_________________________________

                                         ACCEPTED:

                                         _______________________________________
                                         [insert name]

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